SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) September 4, 2002
                                  -----------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------

ITEM 5.  OTHER ITEMS

On September 4, 2002, General Motors Corporation (GM) issued a news release announcing strong August results and U.S. sales up 18 percent. The release is as follows:

          GM Announces Strong August Results, U.S. Sales Up 18 Percent

Truck Sales Increase 27 Percent, Car Sales Rise 7.6 Percent
GM Trucks Continue On All-Time Industry Record Pace
GM Announces Revised Q3 And Initial Q4 Production Forecast
GM Increases Q3 And Calendar Year Earnings Estimates

DETROIT - General Motors Corp. dealers sold 492,434 new cars and trucks in August in the United States, up 18 percent over last year. GM reported an increase in truck sales of 27 percent, and August retail truck deliveries were up 28 percent. GM remains on track to shatter the calendar year industry truck sales record. GM's car sales were up 8 percent overall and increased 3 percent retail. For the year, GM's overall retail sales are up 8 percent and retail truck deliveries are up 18 percent.

"We experienced an overwhelming response from dealers and customers to our 'Summerdrive' program. Given our constrained inventory, our sales clearly exceeded our expectations," said Bill Lovejoy, group vice president of North America Vehicle Sales, Service and Marketing. "Our truck lineup continues on pace to set the all-time industry record, driven by incredible sales of our sport utility vehicle lineup. Cadillac continues to strengthen its position in the luxury market and new entries like the Cadillac CTS and Pontiac Vibe are improving our competitive position in the passenger car market.

"Quite simply, GM and its dealers are clearly demonstrating leadership in the marketplace with our simple, compelling marketing programs," said Lovejoy.

GM Truck Sales

GM maintained overall sport utility vehicle leadership with an all-time best month ever for the industry (132,826), an increase of 60 percent over year-ago levels. For the calendar year, GM utility vehicle sales are up 34 percent. GM posted strong midsize utility sales once again, selling 49,381 for the month, a year-over-year increase of 40 percent. Chevrolet TrailBlazer (22,326), GMC Envoy (10,706) and Buick Rendezvous (6,366) all maintained their solid sales pace.

GM had an all-time record sales month in full-size utility vehicles (74,281 units), an increase of 73 percent, including 2,556 H2 sales. Despite some tight inventories, GM had another solid month in full-size pickup sales, delivering 91,036 units, an increase of nearly 15 percent over last August.

GM Car Sales

GM car sales were up 8 percent in August, led by strong performances by Chevrolet (up 19 percent) and Cadillac (up 41 percent). GM continues to generate momentum in the luxury vehicle segment with Cadillac division sales up 54 percent over last August and 19 percent for the year.

Certified Used Sales

GM's industry-leading certified used car program sold 42,642 total certified used vehicles in August, including the Cadillac, Saturn and Saab certified brands. The GM Certified Used Vehicle brand had another record month, selling 35,129 units. GM has already reached its goal of 200,000 units, with four months left in the year. "We continue to strengthen the certified used vehicle end of our business as our GM dealers, GMAC and the entire VSSM organization are making this program a tremendous success for General Motors," Lovejoy said.

GM Announces Revised Q3 And Initial Q4 Production Forecast

In August, GM produced 500,200 vehicles (215,300 cars and 284,900 trucks) in North America, compared to 508,000 vehicles (236,000 cars and 272,000 trucks) produced in August 2001. (Totals include joint venture production of 15,300 vehicles in August and 11,000 vehicles in August 2001.)

GM is increasing its third-quarter production forecast for North America to
1.285 million vehicles (560,600 cars and 724,200 trucks), up 22,800 units from last month's forecast of 1.262 million units (553,500 cars and 708,500 trucks). In the third quarter of 2001, GM North America produced 1.238 million units.

GM's initial fourth-quarter production forecast for North America is 1.389 million units (590,900 cars and 798,100 trucks), up more than 7 percent from the fourth quarter of 2001 when GM produced 1.294 million units (573,000 cars and 721,000 trucks) in North America.

GM also announced its current third-quarter and initial fourth-quarter production forecasts for its international regions:

GM Europe - GM's current third-quarter production forecast for its European region is 416,000 vehicles, a decrease of 5,000 vehicles from last month's forecast. The region's initial fourth-quarter forecast is 465,000 vehicles.

GM Asia Pacific - GM's third-quarter production forecast for the region is 85,000 vehicles, an increase of 6,000 vehicles from the prior forecast. GM Asia Pacific's initial fourth-quarter production forecast is 73,000 vehicles.

GM Latin America, Africa and the Middle East - The company's third-quarter forecast for the region is 134,000 vehicles, an increase of 3,000 vehicles from last month's forecast. The region's initial fourth-quarter forecast is 148,000 units.

GM Increases Q3 And Calendar Year Earnings Estimates

GM is raising its earnings estimates for the third quarter and calendar year as a result of continued strong industry sales and increased production in North America through the end of the year. Also contributing to the volume improvement is the exceptionally good production start-up for GM's full-size pickup and sport utility trucks through the month of August.

GM now estimates its third-quarter-2002 earnings, excluding Hughes and any special charges, at slightly more than $1 per share, up from its prior estimate of $0.90 per share. Including Hughes, but excluding any special charges, the third quarter estimate is now slightly more than $0.90 per share, up from $0.80 per share previously.

For the full year, GM estimates its 2002 calendar year earnings, excluding Hughes and special charges, at approximately $6.50 per share, up from $6.00 per share. Including Hughes, but before any special charges, the revised 2002 calendar year earnings estimate is approximately $6.10 per share, up from $5.60 per share.

GM cars and trucks are sold under the following brands: Chevrolet, Pontiac, Buick, Oldsmobile, Cadillac, GMC, Saturn, Hummer, Saab, Opel, Vauxhall and Holden. GM parts and accessories are marketed under the GM, GM Goodwrench and ACDelco brands through GM Service and Parts Operations.

More information on GM can be found at www.gm.com.



                                      #####


Note: GM sales and production results are available on GM Media Online at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-15, 16) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


Detroit - General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------

                                                     Calendar Year-to-Date
                                August                  January - August
                      ---------------------------------------------------------
 Curr S/D:   28                           % Chg
 Prev S/D:   27         2002     2001    per S/D    2002        2001     % Chg
-------------------------------------------------------------------------------
Vehicle Total          492,434   403,256     17.8   3,372,433  3,235,108   4.2
-------------------------------------------------------------------------------
Car Total              212,368   190,366      7.6   1,469,898  1,574,488  -6.6
-------------------------------------------------------------------------------
Truck Total            280,066   212,890     26.9   1,902,535  1,660,620  14.6
-------------------------------------------------------------------------------
Light Truck Total      277,103   209,733     27.4   1,876,769  1,632,077  15.0
-------------------------------------------------------------------------------
Light Vehicle Total    489,471   400,099     18.0   3,346,667  3,206,565   4.4
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
           Market Division
           Vehicle Total
                                                     Calendar Year-to-Date
                                August                  January - August
                      ---------------------------------------------------------
                                          % Chg
                        2002     2001    per S/D    2002        2001     % Chg
-------------------------------------------------------------------------------
Buick                   56,137    46,764     15.8     293,348    263,809  11.2
Cadillac                21,942    13,772     53.6     128,700    108,028  19.1
Chevrolet              261,495   208,902     20.7   1,856,307  1,745,577   6.3
GMC                     59,418    43,694     31.1     378,178    350,257   8.0
HUMMER                   2,623        48    ***.*       4,841        527 818.6
Oldsmobile              14,505    19,205    -27.2     112,149    172,688 -35.1
Other - Isuzu            1,139     1,557    -29.5       9,028     10,832 -16.7
Pontiac                 49,484    47,992     -0.6     368,335    375,618  -1.9
Saab                     4,072     4,223     -7.0      28,386     24,339  16.6
Saturn                  21,619    17,099     21.9     193,161    183,433   5.3
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    208,287   185,361      8.4   1,441,275  1,541,919  -6.5
-------------------------------------------------------------------------------
Light Truck            277,103   209,733     27.4   1,876,769  1,632,077  15.0
-------------------------------------------------------------------------------

Twenty-eight selling days for the August period this year and twenty-seven for last year.

*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.



                                                2-1P
                                  GM Car Deliveries - (United States)
                                            August 2002
-------------------------------------------------------------------------------
                                                     Calendar Year-to-Date
                       (1)      August                  January - August
                      ---------------------------------------------------------
                                          % Chg
                        2002     2001    per S/D    2002        2001     % Chg
-------------------------------------------------------------------------------
     Selling Days (S/D)  28       27
-------------------------------------------------------------------------------

Century                 23,173    17,630     26.7     106,853     94,326  13.3
LeSabre                 17,248    15,590      6.7      94,967     99,053  -4.1
Park Avenue              3,075     3,410    -13.0      21,518     24,033 -10.5
Regal                    6,275     6,135     -1.4      25,801     36,016 -28.4
Riviera                      0         1    ***.*           0          3 ***.*
      Buick Total       49,771    42,766     12.2     249,139    253,431  -1.7
-------------------------------------------------------------------------------
Catera                       9       782    -98.9         237      8,230 -97.1
CTS                      3,419         0    ***.*      21,055          0 ***.*
DeVille                 10,949     8,235     28.2      56,320     61,139  -7.9
Eldorado                   517       888    -43.9       4,614      6,152 -25.0
Seville                  1,599     1,376     12.1      14,339     15,508  -7.5
     Cadillac Total     16,493    11,281     41.0      96,565     91,029   6.1
-------------------------------------------------------------------------------
Camaro                   3,251     2,681     16.9      23,314     22,339   4.4
Cavalier                25,160    12,740     90.4     181,175    156,532  15.7
Corvette                 2,912     2,789      0.7      21,479     20,811   3.2
Impala                  17,574    15,449      9.7     131,429    133,119  -1.3
Lumina                       0        22    ***.*          32     17,557 -99.8
Malibu                  16,771    16,517     -2.1     122,095    131,437  -7.1
Metro                        1         8    -87.9          13      6,464 -99.8
Monte Carlo              5,975     5,606      2.8      46,066     46,906  -1.8
Prizm                      461     2,667    -83.3      13,992     36,669 -61.8
    Chevrolet Total     72,105    58,479     18.9     539,595    571,834  -5.6
-------------------------------------------------------------------------------
Alero                    9,087     9,786    -10.5      66,636     83,143 -19.9
Aurora                     761     1,349    -45.6       7,043     18,130 -61.2
Cutlass                      0         3    ***.*           0         19 ***.*
Eighty Eight                 0         0    ***.*           0          3 ***.*
Intrigue                 1,782     3,606    -52.3      12,141     29,044 -58.2
    Oldsmobile Total    11,630    14,744    -23.9      85,820    130,339 -34.2
-------------------------------------------------------------------------------
Bonneville               5,584     4,123     30.6      27,099     33,663 -19.5
Firebird                 2,339     1,870     20.6      16,906     16,225   4.2
Grand Am                13,462    19,125    -32.1     114,492    132,255 -13.4
Grand Prix              10,063    12,167    -20.2      83,915     85,123  -1.4
Sunfire                  6,047     4,489     29.9      51,893     52,817  -1.7
Vibe                     4,001         0    ***.*      20,029          0 ***.*
     Pontiac Total      41,496    41,774     -4.2     314,334    320,083  -1.8
-------------------------------------------------------------------------------
9-3                      1,446     1,415     -1.5      15,672     12,466  25.7
9-5                      2,626     2,808     -9.8      12,714     11,873   7.1
       Saab Total        4,072     4,223     -7.0      28,386     24,339  16.6
-------------------------------------------------------------------------------
Saturn L Series          6,446     5,348     16.2      61,295     69,698 -12.1
Saturn S Series         10,355    11,751    -15.0      94,764    113,735 -16.7
      Saturn Total      16,801    17,099     -5.3     156,059    183,433 -14.9
-------------------------------------------------------------------------------
        GM Total       212,368   190,366      7.6   1,469,898  1,574,488  -6.6
-------------------------------------------------------------------------------
                           GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     208,287   185,361      8.4   1,441,275  1,541,919  -6.5
-------------------------------------------------------------------------------
GM Import                4,081     5,005    -21.4      28,623     32,569 -12.1
-------------------------------------------------------------------------------
        GM Total       212,368   190,366      7.6   1,469,898  1,574,488  -6.6
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico



                                                2-1P
                                  GM Car Deliveries - (United States)
                                            August 2002
-------------------------------------------------------------------------------
                                                     Calendar Year-to-Date
                       (1)      August                  January - August
                      ---------------------------------------------------------
                                          % Chg
                        2002     2001    per S/D    2002        2001     % Chg
-------------------------------------------------------------------------------
     Selling Days (S/D)  28       27
-------------------------------------------------------------------------------
               GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             49,771    42,766     12.2     249,139    253,431  -1.7
Cadillac Total          16,484    10,499     51.4      96,328     82,799  16.3
Chevrolet Total         72,105    58,479     18.9     539,595    571,834  -5.6
Oldsmobile Total        11,630    14,744    -23.9      85,820    130,339 -34.2
Pontiac Total           41,496    41,774     -4.2     314,334    320,083  -1.8
Saturn Total            16,801    17,099     -5.3     156,059    183,433 -14.9
     GM North America
        Total          208,287   185,361      8.4   1,441,275  1,541,919  -6.5
-------------------------------------------------------------------------------
Cadillac Total               9       782    -98.9         237      8,230 -97.1
Saab Total               4,072     4,223     -7.0      28,386     24,339  16.6
     GM Import Total     4,081     5,005    -21.4      28,623     32,569 -12.1
-------------------------------------------------------------------------------
                         GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             56,137    46,764     15.8     293,348    263,809  11.2
Cadillac Total          21,942    13,772     53.6     128,700    108,028  19.1
Chevrolet Total        261,495   208,902     20.7   1,856,307  1,745,577   6.3
GMC Total               59,418    43,694     31.1     378,178    350,257   8.0
HUMMER Total             2,623        48    ***.*       4,841        527 818.6
Oldsmobile Total        14,505    19,205    -27.2     112,149    172,688 -35.1
Other-Isuzu Total        1,139     1,557    -29.5       9,028     10,832 -16.7
Pontiac Total           49,484    47,992     -0.6     368,335    375,618  -1.9
Saab Total               4,072     4,223     -7.0      28,386     24,339  16.6
Saturn Total            21,619    17,099     21.9     193,161    183,433   5.3
     GM Total          492,434   403,256     17.8   3,372,433  3,235,108   4.2
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico


                                                  3-1P
                                  GM Truck Deliveries - (United States)
                                              August 2002
-------------------------------------------------------------------------------
                                                     Calendar Year-to-Date
                       (1)      August                  January - August
                      ---------------------------------------------------------
                                          % Chg
                        2002     2001    per S/D    2002        2001     % Chg
-------------------------------------------------------------------------------
     Selling Days (S/D)  28       27
-------------------------------------------------------------------------------
Rendezvous               6,366     3,998     53.5      44,209     10,378 326.0
    Total Buick          6,366     3,998     53.5      44,209     10,378 326.0
-------------------------------------------------------------------------------
Escalade                 4,067     2,491     57.4      23,763     16,999  39.8
Escalade EXT             1,382         0    ***.*       8,372          0 ***.*
  Total Cadillac         5,449     2,491    110.9      32,135     16,999  89.0
-------------------------------------------------------------------------------
Astro                    5,775     4,693     18.7      38,538     42,981 -10.3
C/K Suburban(Chevy)     24,127    10,882    113.8     105,465     95,126  10.9
Chevy C/T Series           300       357    -19.0       3,564      4,320 -17.5
Chevy P Models & Mtr Hms     0         2    ***.*           0         60 ***.*
Chevy W Series             196       152     24.3       1,550      1,358  14.1
Express Cutaway/G Cut    2,478     1,756     36.1      13,706     10,617  29.1
Express Panel/G Van      6,454     5,840      6.6      44,594     45,171  -1.3
Express/G Sportvan         687     1,193    -44.5      10,770     11,401  -5.5
Kodiak 4/5 Series          179         0    ***.*         488          0 ***.*
Kodiak 6/7/8 Series         12         0    ***.*          13          0 ***.*
S/T Blazer               5,531     9,620    -44.6      76,293    116,414 -34.5
S/T Pickup              13,778    16,695    -20.4     110,486    114,474  -3.5
Tahoe                   26,268    16,110     57.2     149,963    128,186  17.0
Tracker                  4,346     4,757    -11.9      30,908     36,828 -16.1
TrailBlazer             22,326    11,114     93.7     165,208     42,935 284.8
Venture                  7,899     7,438      2.4      63,235     62,967   0.4
................................................................................
     Avalanche          11,555     6,015     85.2      64,030     15,434 314.9
     Silverado-C/K
       Pickup           57,479    53,799      3.0     437,901    445,471  -1.7
Chevrolet Fullsize
   Pickup               69,034    59,814     11.3     501,931    460,905   8.9
................................................................................
  Chevrolet Total      189,390   150,423     21.4   1,316,712  1,173,743  12.2
-------------------------------------------------------------------------------
C/K Suburban(GMC)            0         1    ***.*           0         31 ***.*
Envoy                   10,706     4,639    122.5      70,323     22,169 217.2
GMC C/T Series             546       733    -28.2       7,979      9,139 -12.7
GMC W Series               483       355     31.2       2,847      2,819   1.0
P Models & Mtr Hms(GMC)      0         1    ***.*           0         15 ***.*
S/T Jimmy                   35     1,129    -97.0         900     27,760 -96.8
Safari (GMC)             1,764     1,348     26.2      10,394     13,803 -24.7
Savana Panel/G Classic   2,568     1,712     44.6      15,537     17,004  -8.6
Savana Special/G Cut       745       697      3.1       6,262      8,221 -23.8
Savana/Rally               222       189     13.3       1,915      1,809   5.9
Sierra                  20,620    16,772     18.6     134,307    126,957   5.8
Sonoma                   4,425     4,298     -0.7      30,517     29,454   3.6
Topkick 4/5 Series         100         0    ***.*         288          0 ***.*
Topkick 6/7/8 Series         8         0    ***.*           9          0 ***.*
Yukon                    8,205     6,585     20.2      51,830     48,944   5.9
Yukon XL                 8,991     5,235     65.6      45,070     42,132   7.0
     GMC Total          59,418    43,694     31.1     378,178    350,257   8.0
-------------------------------------------------------------------------------
HUMMER H1                   67        48     34.6         393        527 -25.4
HUMMER H2                2,556         0    ***.*       4,448          0 ***.*
   HUMMER Total          2,623        48    ***.*       4,841        527 818.6
-------------------------------------------------------------------------------
Bravada                  1,254     1,618    -25.3      10,825     15,329 -29.4
Silhouette               1,621     2,843    -45.0      15,504     27,020 -42.6
 Oldsmobile Total        2,875     4,461    -37.9      26,329     42,349 -37.8
-------------------------------------------------------------------------------
Other-Isuzu F Series       153       200    -26.2       1,258      1,530 -17.8
Other-Isuzu N Series       986     1,357    -29.9       7,770      9,302 -16.5
 Other-Isuzu Total       1,139     1,557    -29.5       9,028     10,832 -16.7
-------------------------------------------------------------------------------
Aztek                    3,163     1,940     57.2      21,248     20,141   5.5
Montana                  4,825     4,278     8.8       32,753     35,394  -7.5
   Pontiac Total         7,988     6,218    23.9       54,001     55,535  -2.8
-------------------------------------------------------------------------------
VUE                      4,818         0    ***.*      37,102          0 ***.*
   Saturn Total          4,818         0    ***.*      37,102          0 ***.*
-------------------------------------------------------------------------------
     GM Total          280,066   212,890     26.9   1,902,535  1,660,620  14.6
-------------------------------------------------------------------------------
                        GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     278,743   211,314     27.2   1,892,863  1,649,993  14.7
-------------------------------------------------------------------------------
GM Import                1,323     1,576    -19.1       9,672     10,627  -9.0
-------------------------------------------------------------------------------
     GM Total          280,066   212,890     26.9   1,902,535  1,660,620  14.6
-------------------------------------------------------------------------------
                    GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     277,103   209,733     27.4   1,876,769  1,632,077  15.0
-------------------------------------------------------------------------------
GM Import                    0         0    ***.*           0          0 ***.*
-------------------------------------------------------------------------------
     GM Total          277,103   209,733     27.4   1,876,769  1,632,077  15.0
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico



                                                  3-1P
                                  GM Truck Deliveries - (United States)
                                              August 2002
-------------------------------------------------------------------------------
                                                     Calendar Year-to-Date
                       (1)      August                  January - August
                      ---------------------------------------------------------
                                          % Chg
                        2002     2001    per S/D    2002        2001     % Chg
-------------------------------------------------------------------------------
     Selling Days (S/D)  28       27
-------------------------------------------------------------------------------
               GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              6,366     3,998     53.5      44,209     10,378 326.0
Cadillac Total           5,449     2,491    110.9      32,135     16,999  89.0
Chevrolet Total        189,255   150,306     21.4   1,315,678  1,172,813  12.2
GMC Total               59,076    43,459     31.1     376,290    348,618   7.9
HUMMER Total             2,623        48    ***.*       4,841        527 818.6
Oldsmobile Total         2,875     4,461    -37.9      26,329     42,349 -37.8
Other-Isuzu Total          293       333    -15.2       2,278      2,774 -17.9
Pontiac Total            7,988     6,218     23.9      54,001     55,535  -2.8
Saturn Total             4,818         0    ***.*      37,102          0 ***.*
    GM North America
       Ttoal*          278,743   211,314     27.2   1,892,863  1,649,993  14.7
-------------------------------------------------------------------------------
Chevrolet Total            135       117     11.3       1,034        930  11.2
GMC Total                  342       235     40.3       1,888      1,639  15.2
Other-Isuzu Total          846     1,224    -33.4       6,750      8,058 -16.2
    GM Import Total      1,323     1,576    -19.1       9,672     10,627  -9.0
-------------------------------------------------------------------------------
         GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              6,366     3,998     53.5      44,209     10,378 326.0
Cadillac Total           5,449     2,491    110.9      32,135     16,999  89.0
Chevrolet Total        188,703   149,912     21.4   1,311,097  1,168,005  12.3
GMC Total               58,281    42,605     31.9     367,055    338,284   8.5
HUMMER Total             2,623        48    ***.*       4,841        527 818.6
Oldsmobile Total         2,875     4,461    -37.9      26,329     42,349 -37.8
Pontiac Total            7,988     6,218     23.9      54,001     55,535  -2.8
Saturn Total             4,818         0    ***.*      37,102          0 ***.*
    GM North America
       Total*          277,103   209,733     27.4   1,876,769  1,632,077  15.0
-------------------------------------------------------------------------------


          GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              6,366     3,998     53.5      44,209     10,378 326.0
Cadillac Total           5,449     2,491    110.9      32,135     16,999  89.0
Chevrolet Total        188,703   149,912     21.4   1,311,097  1,168,005  12.3
GMC Total               58,281    42,605     31.9     367,055    338,284   8.5
HUMMER Total             2,623        48    ***.*       4,841        527 818.6
Oldsmobile Total         2,875     4,461    -37.9      26,329     42,349 -37.8
Pontiac Total            7,988     6,218     23.9      54,001     55,535  -2.8
Saturn Total             4,818         0    ***.*      37,102          0 ***.*
    GM Total           277,103   209,733     27.4   1,876,769  1,632,077  15.0
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico


                                 GM Production Schedule - 9/4/02

                      GMNA
                --------------------                              Total     Memo:  JV*
Units 000s      Car*   Truck*  Total    GME**   GMLAAM   GMAP   Worldwide   Car   Truck
                --------------------    -----   ------   ----   ---------   ----  -----
2002 Q3 #        560     724   1,284      416      134     85      1,919      19     20
O/(U) prior                    1,262                               1,893      19     20
forecast:@         7      16      22       (5)       3      6         26              0
---------------------------------------------------------------------------------------
2002 Q4 #        591     798   1,389      465      148     73      2,075      13     24
O/(U) prior
forecast:@       n/a     n/a     n/a      n/a      n/a    n/a        n/a     n/a    n/a
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                      GMNA
                --------------------                              Total     Memo:  JV*
Units 000s      Car    Truck   Total    GME     GMLAAM   GMAP   Worldwide   Car   Truck
                --------------------    -----   ------   ----   ---------   ----  -----

   1998
1st Qtr.         673     702   1,375      424      146     36      1,981      20      6
2nd Qtr.         615     557   1,172      479      153     39      1,843      13      8
3rd Qtr.         592     410   1,002      440      137     37      1,616      14      0
4th Qtr.         819     691   1,510      522       89     36      2,157      21      9
               -----   -----   -----    -----      ---    ---      -----      --     --
    CY         2,699   2,360   5,059    1,864      525    148      7,596      68     23

   1999
1st Qtr.         781     725   1,506      524       93     38      2,161      20     15
2nd Qtr.         760     795   1,555      533      110     25      2,223      22     13
3rd Qtr.         660     699   1,359      427      112     47      1,945      19     11
4th Qtr.         759     694   1,453      530       97     47      2,127      21     17
               -----   -----   -----    -----      ---    ---      -----      --     --
    CY         2,960   2,913   5,873    2,014      412    157      8,456      82     56
   2000
1st Qtr.         746     775   1,521      572      118     40      2,251      24     13
2nd Qtr.         787     781   1,568      534      140     45      2,287      19     17
3rd Qtr.         689     630   1,319      374      151     53      1,897      16     18
4th Qtr.         670     694   1,364      513      135     47      2,059      18     17
               -----   -----   -----    -----      ---    ---      -----      --     --
    CY         2,892   2,880   5,772    1,993      544    185      8,494      77     65

   2001
1st Qtr.         581     633   1,214      538      138     51      1,941     918      9
2nd Qtr.         638     726   1,364      491      165     64      2,084      13     16
3rd Qtr.         573     665   1,238      373      146     74      1,832      11     15
4th Qtr.         573     721   1,294      441      127     67      1,929       9     16
               -----   -----   -----    -----      ---    ---      -----      --     --
    CY         2,365   2,745   5,110    1,842      575    256      7,786      46     61

   2002
1st Qtr.         600     753   1,353      456      131     65      2,005      12     11
2nd Qtr.         688     865   1,553      453      141     74      2,221      15     17
3rd Qtr. #       560     724   1,284      416      134     85      1,919      19     20
4th Qtr. #       591     798   1,389      465      148     73      2,075      13     24
               -----   -----   -----    -----      ---    ---      -----      --     --
   CY #        2,439   3,140   5,579    1,790      554    297      8,220      59     72

      @ Numbers may vary due to rounding
      * JOINT VENTURE - NUMMI units included in U.S. Car, HUMMER in U.S. Truck, CAMI units included in Canada Car and Truck figures.
     ** GME Production includes Saab back to 1999
      # Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.






                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
      September 4, 2002
      -----------------
                                       By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)